TRUSTEE'S MONTHLY REPORTING PACKAGE
                    FOR THE TWO MONTHS ENDED AUGUST 31, 1997




                       ALLIANCE ENTERTAINMENT CORP. et al.
                                (Name of Debtor)


           97 B 44673 through 97 B 44687 (BRL) (Jointly Administered)
                                 (Case Numbers)

                            Willkie Farr & Gallagher
                              (Debtors' Attorneys)






                               /s/Timothy Dahltorp
                ------------------------------------------------
                                    Signed by:

   Timothy  Dahltorp,   Executive  Vice  President,  Chief  Financial  Officer
                             (Preparer)

ALLIANCE ENTERTAINMENT CORP. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET (Unaudited)
AUGUST 31, 1997
(Amounts in Thousands)

                    ASSETS
CURRENT ASSETS
  Cash and cash equivalents                                      $     5,856
  Accounts receivable, net                                            94,705
  Inventory                                                          110,967
  Prepaid expenses and advances                                       24,571
  Due From Affiliates                                                 29,938
  Refundable income taxes                                                555
  Deferred income taxes                                                1,329
                                                                 -------------
    Total current assets                                             267,921
INVESTMENTS                                                           (1,125)
PROPERTY AND EQUIPMENT                                                31,746
COPYRIGHTS                                                             8,949
COST IN EXCESS OF NET ASSETS
OF BUSINESSES ACQUIRED                                                75,077
COVENANTS NOT TO COMPETE                                               6,886
DEFERRED INCOME TAXES                                                  3,283
OTHER ASSETS                                                          10,888
                                                                 -------------
                                                                 $   403,625
                                                                 =============
LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
CURRENT LIABILITIES
  Excess of outstanding checks over
    bank balance                                                 $       308
  Notes payable                                                       20,000
  Accounts payable and accrued expenses                               12,179
                                                                 -------------
    Total current liabilities                                         32,487

DEFERRED INCOME TAXES                                                  1,617

LIABILITIES SUBJECT TO SETTLEMENT
  UNDER THE REORGANIZATION CASE                                      455,299

STOCKHOLDERS' EQUITY (DEFICIT)
 Common stock                                                              4
  Preferred Stock                                                          5
  Additional paid-in captial                                         146,965
  Employee notes for stock purchase                                      (52)
  Retained earnings (deficit)                                       (232,700)
  Foreign currency translation adjustment
                                                                 -------------
                                                                     (85,778)
                                                                 -------------
                                                                 $   403,625
                                                                 =============

     *The following  subsidiaries do not have any operating  activity:  Alliance
Ventures Inc.,  AEC Americas,  Inc., FL  Acquisition  Corp. and AEC  Acquisition
Corp.

ALLIANCE ENTERTAINMENT CORP. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
TWO MONTHS ENDED AUGUST 31, 1997
(Amounts in Thousands)

Net Sales                                                        $    49,071

Cost of sales                                                         46,444
                                                                 -------------
    Gross profit                                                       2,627

Selling, general and administrative expenses                          13,112
Asset impairment charge                                                 (805)
Amortization of intangible assets                                      4,811
                                                                 -------------
                                                                      17,118
                                                                 -------------
                                                                     (14,491)
                                                                 -------------
Reorganization items                                                   4,933

Other income (expense)
  Equity in net income (loss) of unconsolidated
   entities                                                           (1,107)
  Amortization of deferred financing costs                              (387)
  Other income (expense) - net
  Interest expense                                                    (2,980)
                                                                 -------------
                                                                      (4,474)
                                                                 -------------

   Income(loss) before income taxes                                  (23,898)

Provision for income taxes
                                                                 -------------

   Net income (loss)                                             $   (23,898)
                                                                 =============

     *The following  subsidiaries do not have any operating  activity:  Alliance
Ventures Inc.,  AEC Americas,  Inc., FL  Acquisition  Corp. and AEC  Acquisition
Corp.

ALLIANCE ENTERTAINMENT CORP. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CASH FLOWS (Unaudited)
TWO MONTHS ENDED AUGUST 31, 1997
(Amounts in Thousands)

Net Income (Loss)                                                  $   (23,898)

Adjustments to reconcile net income (loss) to
  net cash provided by operating activities:
   Depreciation and amortization                                       5,887
   Equity in net income (loss) of unconsolidated
    entities                                                           1,107
   Asset impairment charge                                              (805)
   Reorganization items                                                4,933
   Changes in working capital and other, net                             816
Net cash provided by (used in) operating                         -------------
activities before reorganization items                               (11,960)
                                                                 -------------

Reorganization items:
  Chapter 11 professional fees paid                                   (4,933)
                                                                 -------------
Net cash used by reorganization items                                 (4,933)
                                                                 -------------
Net cash provided by (used in)
  operating activities                                               (16,893)
                                                                 -------------

Cash Flows From Investing Activities
  Purchase of property and equipment                                     152
  (Increase) decrease in investments                                      18
  (Increase) decrease in copyrights                                      (60)
  (Increase) decrease in other assets                                     71

Net cash provided by (used in)                                   -------------
  Investing Activities                                                   181
                                                                 -------------

Cash Flows From Financing Activities
  Increase (decrease) in excess of out-
   standing checks over bank balance                                     308
  Net financing proceeds to affiliates                                (2,491)
  Proceeds from Borrowings                                            20,000
  Payments on Borrowings                                                (403)

Net Cash provided by (used in)                                   -------------
  Financing Activities                                                17,414
                                                                 -------------

Net increase (decrease) in cash:                                         702

Cash
  Beginning                                                            5,154
                                                                 -------------
  Ending                                                         $     5,856
                                                                 =============

     * The following  subsidiaries do not have any operating activity:  Alliance
Ventures Inc.,  AEC Americas,  Inc., FL  Acquisition  Corp. and AEC  Acquisition
Corp.

ALLIANCE ENTERTAINMENT CORP. AND SUBSIDIARIES
CONSOLIDATING BALANCE SHEET (Unaudited)
AUGUST 31, 1997
(Amounts in Thousands)
                                                                                                               Alliance
                                     Alliance                                               Eliminations     Entertainment
                                    Entertainment  AE Land       Matrix                        and            Corp. and
                      Sub-total       Corp.          Corp       Software      Execusoft    Reclassification  Subsidiaries*
                      ----------    -----------   -----------   ----------    ----------   ----------------- --------------
  ASSETS
CURRENT ASSETS
Cash and Cash
  equivalents         $   4,782     $     654     $      15     $     340     $      65    $                 $     5,856
Accounts receivable,
  net                    99,236        (4,623)                         30            62                           94,705
Inventory               110,967                                                                                  110,967
Prepaid expenses         24,042           528             1                                                       24,571
Due from affiliates       5,188        52,888           577            (4)          166        (28,877)           29,938
Refundable income taxes      38           517                                                                        555
Deferred income taxes       838           491                                                                      1,329
                      ----------    -----------   -----------   ----------    ----------   ----------------- --------------
Total current assets    245,091        50,455           593           366           293        (28,877)          267,921
 INVESTMENTS, at cost       729        33,234                                                  (35,088)           (1,125)
PROPERTY AND EQUIPMENT    9,421         1,829        20,287           209                                         31,746
COPYRIGHTS                3,576         5,373                                                                      8,949
COST IN EXCESS OF
 NET ASSETS OF
 BUSINESS ACQUIRED        4,465        70,612                                                                     75,077
COVENANTS NOT TO
 COMPETE                    245         6,641                                                                      6,886
DEFERRED INCOME TAXES     1,108         2,175                                                                      3,283
OTHER ASSETS                170        10,569           149                                                       10,888
                      ----------    -----------   -----------   ----------    ----------   ----------------- --------------
                      $ 264,805     $ 180,888     $  21,029     $     575     $     293    $   (63,965)      $   403,625
                      ==========    ===========   ===========   ==========    ==========   ================= ==============
LIABILITIES AND STOCKHOLDERS
  EQUITY (DEFICIT)
CURRENT LIABILITIES
Excess of outstanding
 checks over bank
 balance              $     308     $             $             $             $            $                 $       308
Notes payable            16,473         3,252                         275                                         20,000
Accounts payable
 and accrued expenses     8,250         3,820            85            24                                         12,179
                      ----------    -----------   -----------   ----------    ----------   ----------------- --------------
Total current
  liabilities            25,031         7,072            85           299                                         32,487
DEFERRED INCOME TAXES                   1,617                                                                      1,617
LIABILITIES SUBJECT
TO SETTLEMENT UNDER
THE REORGANIZATION      198,485       260,972        20,999         3,182           538        (28,877)          455,299

STOCKHOLDERS' EQUITY (DEFICIT)
Common Stock              3,123             4                           1            13         (3,137)                4
Preferred Stock                             5                                                                          5
Additional paid-in
  capital                26,300       146,965                                                  (26,300)          146,965
Employee notes for
  stock purchase                          (52)                                                                       (52)
Retained earnings
  (deficit)              11,866      (235,695)          (55)       (2,907)         (258)        (5,651)         (232,700)
Foreign currency
 translation
   adjustment         ----------    -----------   -----------   ----------    ----------   ----------------- --------------
                         41,289       (88,773)          (55)       (2,906)         (245)       (35,088)          (85,778)
                      ----------    -----------   -----------   ----------    ----------   ----------------- --------------
                      $ 264,805     $ 180,888     $  21,029     $     575     $     293    $   (63,965)      $   403,625
                      ==========    ===========   ===========   ==========    ==========   ================= ==============
    *The following  subsidiaries do not have any operating  activity:  Alliance
Ventures,  Inc. AEC Americas,  Inc., FL Acquisition  Corp.  and AEC  Acquisition
Corp.

ALLIANCE ENTERTAINMENT CORP. AND SUBSIDIARIES
CONSOLIDATING BALANCE SHEET (Unaudited)
AUGUST 31, 1997
(Amounts in Thousands)

                             Independent   Passport     Passport                    Castle                    AEC
                              National      Music        Music       Concord    Communications  One Way    One Stop
                            Distributors  Distribution Worldwide     Records       (U.S.)       Records     Group      Sub-total
                            ------------  -----------  -----------  ----------  -------------   --------  ----------- ----------
ASSETS
CURRENT ASSETS
Cash and cash equivalents $               $      53    $            $     159   $        26     $    46   $    4,498  $   4,782
Accounts receivable, net        24,073        3,971                        32          (909)      5,681       66,388     99,236
Inventory                       19,055                                  1,741          1,302     10,811       78,058    110,967
Prepaid expenses and             3,575           27                     2,099          2,517        505       15,319     24,042
advances
Due from Affiliates              4,011          686                       513          (453)        114          317      5,188
Refundable income taxes                                                                                           38         38
Deferred income taxes                                                                                            838        838
                           ------------- ------------ ------------ ------------ -------------- ---------- ------------ ----------

Total current assets            50,714        4,737                     4,544          2,483     17,157      165,456    245,091
INVESTMENTS, at cost                                                      292                                    437        729
PROPERTY AND EQUIPMENT           1,130                                    247            195        793        7,056      9,421
COPYRIGHTS                                                              3,576                                             3,576
COST IN EXCESS OF NET ASSETS
OF BUSINESS ACQUIRED             4,465                                                                                    4,465
COVENANTS NOT TO COMPETE                                                                                         245        245
DEFERRED INCOME TAXES              425                                    433                                    250      1,108
OTHER ASSETS                        16           12                        19                        43           80        170
                          ------------- ------------ ------------ ------------ -------------- ---------- ------------ ----------
                          $     56,750  $     4,749  $            $     9,111  $       2,678  $  17,993  $   173,524  $ 264,805
                          ============= ============ ============ ============ ============== ========== ============ ==========
LIABILITIES AND
STOCKHOLDERS' EQUITY (DEFICIT)
CURRENT LIABILITIES
Excess of outstanding
checks over bank balance  $        197  $            $            $            $              $     111  $            $     308
Notes payable                    1,689          114                       554                       629       13,487     16,473
Accounts payable and
accrued expenses                   292                                    174            158        804        6,822      8,250
                          ------------- ------------ ------------ ------------ -------------- ---------- ------------ ----------
Total current liabilities        2,178          114                       728            158      1,544       20,309     25,031

DEFERRED INCOME TAXES

LIABILITIES SUBJECT
TO SETTLEMENT UNDER
REORGANIZATION CASE             74,946        6,730                     7,546          7,853     11,608       89,802    198,485

STOCKHOLDERS' EQUITY (DEFICIT)
Common Stock                     1,000            5                        22                     2,095            1      3,123
Preferred Stock
Additional paid-in capital      16,117            7                        27                                 10,149     26,300
Employee notes for stock
  purchase
Retained earnings (deficit)    (37,491)      (2,107)                      788         (5,333)     2,746       53,263     11,866
Foreign currency
  translation adjustment
                          ------------- ------------ ------------ ------------ -------------- ---------- ------------ ----------
                               (20,374)      (2,095)                      837         (5,333)     4,841       63,413     41,289
                          ------------- ------------ ------------ ------------ -------------- ---------- ------------ ----------
                          $     56,750  $     4,749  $            $     9,111  $       2,678  $  17,993  $   173,524  $ 264,805
                          ============= ============ ============ ============ ============== ========== ============ ==========

ALLIANCE ENTERTAINMENT CORP. AND SUBSIDIARIES
CONSOLIDATING STATEMENT OF OPERATIONS (Unaudited)
TWO MONTHS ENDED AUGUST 31, 1997
(Amounts in Thousands)
                                                                                                             Alliance
                                    Alliance                                               Eliminations      Entertainment
                                   Entertainment    AE Land      Matrix                       and            Corp. and
                     Sub-total       Corp.           Corp       Software     Execusoft    Reclassifications  Subsidiaries*
                     ----------   -------------    ----------   ----------   ----------   ----------------- --------------
Net sales            $  48,815    $                $            $     282    $       4    $       (30)      $     49,071

Cost of sales           46,464                                         10                         (30)            46,444
                     ----------   -------------    ----------   ----------   ----------   ----------------- --------------
Gross Profit             2,351                                        272            4                             2,627

Selling, general
and administrative
expenses               11,173           1,568          (93)          464                                         13,112
Asset impairment
charge                 (2,001)          1,168                                       28                             (805)
Amortization of
intangible assets          81           4,730                                                                     4,811
                     ----------   -------------    ----------   ----------   ----------   ----------------- --------------

                        9,253           7,466          (93)          464            28                           17,118
                     ----------   -------------    ----------   ----------   ----------   ----------------- --------------

                       (6,902)         (7,466)          93          (192)          (24)                         (14,491)
                     ----------   -------------    ----------   ----------   ----------   ----------------- --------------

Reorganization items                    4,933                                                                     4,933
Other income
(expense)
Equity in net income
(loss) of unconsolidated
 entities                              (1,107)                                                                   (1,107)
Amortization of
 deferred financing
  costs                                  (384)          (3)                                                        (387)
Other income (expense)
  - net                   (17)              9            8
Interest expense       (1,133)         (1,767)         (80)                                                      (2,980)
                     ----------   -------------    ----------   ----------   ----------   ----------------- -------------
                       (1,150)         (3,249)         (75)                                                      (4,474)
                     ----------   -------------    ----------   ----------   ----------   ----------------- -------------
Income before
 income taxes          (8,052)        (15,648)          18          (192)          (24)                         (23,898)
Provision for
income taxes         ----------   -------------    ----------   ----------   ----------   ----------------- -------------
Net income (loss)    $ (8,052)    $   (15,648)     $    18      $   (192)    $     (24)   $                 $   (23,898)
                     ==========   =============    ==========   ==========   ==========   ================= =============

     *The following  subsidiaries do not have any operating  activity:  Alliance
Ventures,  Inc., AEC Americas,  Inc., FL Acquisition  Corp. and AEC  Acquisition
Corp.

DEPRECIATION              305              59          303            18                                            685
Retained Earnings
  at 6/30/97           19,918        (220,047)         (73)       (2,715)         (234)        (5,651)         (208,802)
Equity of
 subsidiaries
  acquired
                       11,866        (235,695)         (55)       (2,907)         (258)        (5,651)         (232,700)
Retained earnings
 Difference            11,866        (235,695)         (55)       (2,907)         (258)        (5,651)         (232,700)
                     ----------   -------------    ----------   ----------   ----------   ----------------- -------------

ALLIANCE ENTERTAINMENT CORP. AND SUBSIDIARIES
CONSOLIDATING STATEMENT OF OPERATIONS (Unaudited)
TWO MONTHS ENDED AUGUST 31, 1997
(Amounts in Thousands)

                        Independent   Passport     Passport                     Castle                   AEC
                         National       Music       Music       Concord     Communications One Way     One Stop
                        Distributors  Distribution Worldwide     Records        (U.S.)      Records      Group      Sub-total
                        ------------  ----------- -----------  ----------   -------------  --------   ---------- -----------
Net sales               $    3,478    $           $            $     560    $      (524)   $ (157)    $  45,458  $   48,815

Cost of sales                3,328           54                      235           (191)     (227)       43,265      46,464
                       -------------  ----------- -----------  -----------  -------------  --------   ---------- -----------
Gross Profit                   150          (54)                     325           (333)        70        2,193       2,351

Selling, general and
administrative expenses      2,582           70                      691             340       676        6,814      11,173
Asset impairment charge     (2,251)          16                       (6)            238                      2     (2,001)
Amortization of
intangible assets               38                                    12                                     31          81
                       ------------   ----------- -----------  -----------  -------------  -------    ---------  ----------

                               369           86                      697             578       676        6,847       9,253
                       ------------   ----------- -----------  -----------  -------------  -------    ---------  ----------

                             (219)        (140)                    (372)           (911)     (606)      (4,654)     (6,902)
                       ------------   ----------- -----------  -----------  -------------  -------    ---------  ----------
Reorganization items

Other income (expense)
Equity in net income
(loss) of unconsolidated
entities
Amortization of deferred
financing costs
Other income (expense)
  - net                                                                                                    (17)        (17)
Interest expense             (737)         (25)                     (88)            (91)      (92)        (100)     (1,133)
                       ------------   ----------- -----------  -----------  -------------  -------    ---------  ----------
                             (737)         (25)                     (88)            (91)      (92)        (117)     (1,150)
                       ------------   ----------- -----------  -----------  -------------  -------    ---------  ----------
Income (loss) before
   income taxes              (956)        (165)                    (460)         (1,002)     (698)      (4,771)     (8,052)
Provision for
income taxes
                       ------------   ----------- -----------  -----------  -------------  -------    ---------  ----------
Net income (loss)      $     (956)    $   (165)   $            $   (460)    $    (1,002)   $ (698)    $ (4,771)  $  (8,052)
                       ============   =========== ===========  ===========  =============  =======    =========  ==========

ALLIANCE ENTERTAINMENT CORP. AND SUBSIDIARIES
CONSOLIDATING STATEMENT OF CASH FLOWS (Unaudited)
TWO MONTHS ENDED AUGUST 31, 1997
(Amounts in Thousands)
                                                                                                               Alliance
                                     Alliance                                                Eliminations      Entertainment
                                    Entertainment   AE Land       Matrix                         and            Corp. and
                       Sub-total       Corp.         Corp        Software     Execusoft    Reclassifications   Subsidiaries*
                       ----------   ------------   ----------   -----------   ----------   ------------------ ---------------
Net Income (loss)      $  (8,052)   $   (15,648)   $      18    $     (192)   $     (24)   $                  $      (23,898)
Adjustments to reconcile
net income(loss) to net
cash provided by
operating activities:        390          5,173          306            18                                             5,887
Equity in net income (loss)
of unconsolidated entities                1,107                                                                        1,107
Asset impairment charge   (2,001)         1,168                                      28                                 (805)
Reorganization items                      4,933                                                                        4,933
Changes in working
 capital and other, net     (382)         1,117           95           (14)                                              816
                        ----------   ------------   ----------   -----------   ----------   ------------------ ---------------
Net cash provided by
(used in) operating
activities before
reorganization items     (10,045)        (2,150)         419          (188)           4                              (11,960)
                        ----------   ------------   ----------   -----------   ----------   ------------------ ---------------
Chapter 11 professional
fees paid                                (4,933)                                                                      (4,933)
                        ----------   ------------   ----------   -----------   ----------   ------------------ ---------------
Net cash used by
reorganization items                     (4,933)                                                                      (4,933)
                        ----------   ------------   ----------   -----------   ----------   ------------------ ---------------
Net cash provided by
(used in) operating
activities               (10,045)        (7,083)         419          (188)           4                              (16,893)
                        ----------   ------------   ----------   -----------   ----------   ------------------ ---------------
Cash Flows From Investing Activities
Purchase of property
and equipment                265            (11)         (98)           (4)                                              152
(Increase)Decrease in
   Investments                18                                                                                          18
Investments
(Increase)Decrease in
Copyrights                   (60)                                                                                        (60)
Increase in other assets      46             25                                                                           71

Net cash provided by
(used in)               ----------   ------------   ----------   -----------   ----------   ------------------ ---------------
Investing Activities         269             14          (98)           (4)                                              181
                        ----------   ------------   ----------   -----------   ----------   ------------------ ---------------
Cash Flows From Financing Activities
Increase (decrease) in
excess of outstanding
checks over bank balance     308                                                                                         308
Net financing proceeds
 to affiliates            11,804        (14,390)        (282)          381           (4)                              (2,491)
Proceeds from borrowings                 20,000                                                                       20,000
Payments on borrowings       (33)                       (370)                                                           (403)
Net Cash provided by
(used in)               ----------   ------------   ----------   -----------   ----------   ------------------ ---------------
Financing Activities      12,079          5,610         (652)          381           (4)                              17,414
                        ----------   ------------   ----------   -----------   ----------   ------------------ ---------------
Effect of foreign currency translation
Net increase (decrease)
in cash:                   2,303         (1,459)        (331)          189                                               702
Cash
Beginning                  2,479          2,113          346           151           65                                5,154
                        ==========   ============   ==========   ===========   ==========  ================== ===============
Ending                  $  4,782     $      654     $     15     $     340     $     65    $                  $        5,856
                        ==========   ============   ==========   ===========   ==========  ================== ===============
     *The following  subsidiaries do not have any operating  activity:  Alliance
Ventures Inc.,  AEC Americas,  Inc., FL  Acquisition  Corp. and AEC  Acquisition
Corp.

ALLIANCE ENTERTAINMENT CORP. AND SUBSIDIARIES
CONSOLIDATING STATEMENT OF CASH FLOWS (Unaudited)
TWO MONTHS ENDED AUGUST 31, 1997
(Amounts in Thousands)

                                Independent       Passport      Passport                 Castle                    AEC
                                National          Music         Music     Concord   Communications   One Way    One Stop
                                Distributors      Distribution  Worldwide Records     (U.S.)         Records     Group    Sub-total
                              ----------------   -------------- --------- --------- ---------------  --------  --------- ----------
Net Income (loss)             $         (956)     $       (165)  $        $  (460)  $  (1,002)       $(698)    $(4,771)  $(8,052)
Adjustments to reconcile net
income (loss) to net cash
provided by operating activities:
Depreciation and amortization             99                                   19           8           36         228       390
Equity in net income (loss)
of unconsolidated entities
Asset impairment charge               (2,251)               16                 (6)        238                        2    (2,001)
Reorganization items
Changes in working capital
and other, net                          (298)            2,618                171        (325)        (213)     (2,335)     (382)
Net cash provided by (used
in) operating activities
before reorganization items   ----------------   -------------- --------- --------- ---------------  --------  --------- ---------
                                      (3,406)            2,469               (276)     (1,081)        (875)     (6,876)  (10,045)
                              ----------------   -------------- --------- --------- ---------------  --------  --------- ---------
Reorganization items:
Chapter 11 professional
 fees paid
                              ----------------   -------------- --------- --------- ---------------  --------  --------- ---------
Net cash used by
reorganization items
                              ----------------   -------------- --------- --------- ---------------  --------  --------- ---------
Net cash provided by (used in)
operating activities before
reorganization items                  (3,406)            2,469               (276)     (1,081)        (875)     (6,876)  (10,045)
                              ----------------   -------------- --------- --------- ---------------  --------  --------  ---------
Cash Flows From Investing
Activities
Purchase of property and
equipment                                  2               309                (20)         (3)          (5)        (18)      265
(Increase) decrease
  in investments                                                                                                    18        18
(Increase) decrease
  in copyrights                                                               (60)                                           (60)
(Increase) decrease
  in other assets                         39                                    7                                             46
Net cash provided by
(used in)                     ----------------   -------------- --------- --------- ---------------  --------  --------  ---------
Investing Activities                      41               309                (73)         (3)          (5)                  269
                              ----------------   -------------- --------- --------- ---------------  --------  --------  ---------
Cash Flows From Financing
Activities
Increase (decrease) in excess
  of outstanding checks
  over bank balance                      197                                                           111                   308
Net financing proceeds to
  affiliates                           3,138            (2,732)                40       1,076          700       9,582    11,804
Proceeds from Borrowings
Payments on Borrowings                                                                                             (33)      (33)
Net Cash provided by
(used in)                     ----------------   -------------- --------- --------- ---------------  --------  --------  ---------
Financing Activities                   3,335            (2,732)                40       1,076          811       9,549    12,079
                              ----------------   -------------- --------- --------- ---------------  --------  --------  ---------
Effect of foreign currency
translation
Net increase (decrease) in
cash:                                    (30)               46                309)         (8)         (69)      2,673     2,303
Cash
Beginning                                 30                 7                468          34          115       1,825     2,479
                              ================   ============== ========= ========= ===============  ========  ========  =========
Ending                        $                   $         53  $         $   159   $      26        $  46     $ 4,498   $ 4,782
                              ================   ============== ========= ========= ===============  ========  ========  =========

ALLIANCE ENTERTAINMENT CORP.  AND SUBSIDIARIES

NOTES TO CONSOLIDATING FINANCIAL STATEMENTS

Unaudited Interim Financial Information

The unaudited consolidating financial statements of Alliance Entertainment Corp. and subsidiaries (the "Company"), have been prepared in accordance with the American Institute of Certified Public Accountants Statement of Position 90-7:
"Financial Reporting by Entities in Reorganization Under the Bankruptcy Code" ("SOP 90-7") and generally accepted accounting principles applicable to a going concern, which principles, except as otherwise disclosed, assume that assets will be realized and liabilities will be discharged in the normal course of business. The Company filed petitions for relief under Chapter 11 of the United States Bankruptcy Code ("Chapter 11") on July 14, 1997 (the "Filing"). The Company is presently operating its business as a debtor-in-possession subject to the jurisdiction of the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court").

Except as set forth, the unaudited consolidating balance sheet as of August 31, 1997 and the unaudited consolidating statements of operations and cash flows for the two months ended August 31, 1997 (interim financial information), have generally been prepared on the same basis as the audited financial statements. Excluded from the Filing were the following non-debtor subsidiaries of the Company's Proprietary Products Group, including: Castle Communications plc (and its related affiliates); The St. Clair Entertainment Group, Inc.; and Red Ant Entertainment LLC ("Red Ant") (and its related affiliates). Accordingly, the accompanying financial statements have been prepared excluding their financial position, results of operations and cash flows. The results of operations of those businesses and the Company's underlying equity therein have been presented under the equity method of accounting. In the opinion of the Company, the interim financial information includes all adjustments, consisting of only normal recurring adjustments, necessary for a fair statement of the results of the interim period.

Certain information and footnote disclosure normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted from the interim financial information. These statements should be real in conjunction with the Company's financial statements (Form 10-K) for the year ended December 31, 1997. The results of operations for the two months ended August 31, 1997, may not be indicative of the operating results for the full year or any future interim period.

The Company experienced a significant operating loss in 1996 and continued to post a year-to-date operating loss in 1997. The Company's ability to continue as a going concern is dependent upon the confirmation of a plan of reorganization by the Bankruptcy Court, the ability to maintain compliance with debt covenants under the Revolving Credit and Guaranty Agreement ("DIP Financing Agreement"), achievement of profitable operations, and the resolution of the uncertainties of the reorganization case discussed below.

Restructuring and Other Charges

During the two months ended August 31, 1997, approximately $1.2 million was paid and charged against a liability established by the Company at December 31, 1996 for restructuring and other non-recurring charges relating to the consolidation plan announced in November, 1996. As of August 31, 1997, approximately $10.7 million remains to be paid in future periods.

Reorganization under Chapter 11; Pre-Petition Credit Agreement

On June 30, 1997, Alliance Entertainment Corp. ("Alliance" or the "Company") failed to make the full amortization payment of $1.5 million on its senior secured credit facility (the "Pre-petition Credit Agreement") and additionally failed to satisfy a financial covenant requiring the Company raise $35 million of equity prior to July 1, 1997 and as a result was in default under the provisions of its Pre-petition Credit Agreement. Under the terms of its Pre-petition Credit Agreement and as a result of the existing defaults, the Company's banks had the right to accelerate the maturity of approximately $187 million of outstanding indebtedness.

Additionally, as a result of the defaults under the Pre-petition Credit Agreement, the Company was blocked from making a July 15, 1997 interest payment due and payable on the Company's $125 million of 11.25% Senior Subordinated Notes due 2005.

On July 14, 1997, as a result of the defaults under the Pre-petition Credit Agreement, the pending payment default on the Company's Senior Subordinated Notes and an overall inability to operate the Company's business under the existing liquidity restraints, the Company and fourteen of its wholly-owned subsidiaries filed voluntarily under Chapter 11 of the Bankruptcy Code in order to facilitate the reorganization of the Company's core businesses and the restructuring of the Company's long-term debt, revolving credit and trade and other obligations. The Company continues to operate with its existing directors and officers as a debtor-in-possession subject to the Bankruptcy Court's supervision and orders. Excluded from the filing were certain businesses in the Company's Proprietary Products Group, including: Castle Communications plc (and its related affiliates); The St. Clair Entertainment Group, Inc.; and Red Ant Entertainment LLC ("Red Ant") (and its related affiliates). The filing was made in the U.S.
District Court for the Southern District of New York in Manhattan.

The filing of the petition under Chapter 11 of the Bankruptcy Code resulted in the occurrence of an Event of Default under the Company's: (i) Indenture relating to its 11.25% Senior Subordinated Notes due 2005; (ii) Credit
Agreement; (iii) 6% Exchangeable Notes; and (iv) Mortgage Bond for its distribution facility in Coral Springs, Florida.

Pursuant to the provisions of the Bankruptcy Code, all of the Company's liabilities as of July 14, 1997, were automatically stayed upon the Company's filing of its petition for reorganization. In addition, absent approval from the Bankruptcy Court, the Company is prohibited from paying any pre-petition obligations. In hearings held on July 14 and 16, 1997, the Bankruptcy Court approved the Company's request for payment of certain pre-petition wages and benefits, use of the Company's cash management system and retention of legal and financial professionals.

In the Company's Chapter 11 case, substantially all liabilities as of the date of the Filing are subject to settlement under a plan or reorganization to be voted upon by the Company's creditors and stockholders and confirmed by the Bankruptcy Court. Schedules have not yet been filed by the Company with the Bankruptcy Court setting forth the assets and liabilities of the Company as of the date of the Filing as shown by the Company's accounting records. Upon filing of the schedules, differences between amounts shown by the Company and claims filed by creditors will be investigated and resolved. The ultimate amount and settlement terms for pre-petition liabilities are subject to a plan of reorganization, and accordingly, are not presently determinable.

Under the Bankruptcy Code, the Company may elect to assume or reject real estates leases, employment contracts, personal property leases, service contracts and other executory pre-petition leases and contracts, subject to Bankruptcy Court approval. The Company cannot presently determine or reasonably estimate the ultimate liability which may result from the filing of claims for any rejected contracts or from leases which may be rejected at a future date.

The  principal  categories  of claims  classified  as  "Liabilities  subject  to settlement under the reorganization case" are identified below. All amounts presented below may be subject to future adjustments depending on Bankruptcy Court actions, further developments with respect to disputed claims, determination as to the security of certain claims, the value of any collateral securing such claims, or other events.



Liabilities Subject to Settlement                                                                   (000's)
                                                                                                    -------
Under the Reorganization Case                                                               August 31, 1997
-----------------------------                                                               ---------------

Accounts payable and accrued expenses                                                              $166,577
Pre-Petition  Credit Agreement                                                                      144,100
11.25% Senior Subordinated Notes due 2005                                                           125,000
6% Exchangeable Notes                                                                                10,805
Mortgage Payable                                                                                      6,280
Other Promissory Notes                                                                                1,395
Obligations under capital leases                                                                      1,067
Accounts payable Non-Debtor Subsidiaries                                                                 75
                                                                                                   --------
                                                                                                   $455,299
                                                                                                   ========

Alliance intends to present a plan of reorganization to the Bankruptcy Court to reorganize the Company's core business and restructure the Company's long-term debt, revolving credit and trade obligations. Under provisions of the Bankruptcy Code, the Company has the exclusive right to file a plan at any time prior to November 12, 1997. The Company intends to request an extension of the exclusive period.

In the event that a plan of reorganization is approved by the Bankruptcy Court, continuation of the business after reorganization will be dependent upon the success of future operations and the Company's ability to meet its obligations as they become due. In the event that such a plan of reorganization is not approved by the Bankruptcy Court and a Restructuring Plan is not consummated, the ability of the Company to continue as a going concern depends on the success of future operations and the ability of the Company to generate sufficient cash from operations and financing sources to meet its obligations as they become due and to finance its operations. The accompanying financial statements have been prepared on a going concern basis, which, except as disclosed, contemplates continuity of operations, realization of assets and discharge of liabilities in the ordinary course of business. As a result of the Chapter 11 filing, the Company may have to sell or otherwise dispose of assets and discharge or settle liabilities for amounts other than those reflected in the financial statements. Further, a plan of reorganization could materially change the amounts currently recorded in the financial statements. The financial statements do not give effect to all adjustments to the carrying value of assets, or amounts and classification of liabilities that might be necessary as a consequence of the proceeding. The appropriateness of using the going concern basis is dependent upon, among other things, confirmation of a plan of reorganization, success of future operations and the ability to generate sufficient cash from operations and financing sources to meet obligations.

In addition, valuation methods used in Chapter 11 reorganization cases vary depending on the purpose for which they are prepared and used and are rarely based on generally accepted accounting principles, the basis on which the accompanying financial statements are prepared. Accordingly, the values set forth in the accompanying financial statements are not likely to be indicative of the values presented to or used by the Bankruptcy Court. As a result, valuations of the Company based on the accompanying financial statements may be significantly higher than valuations used by the Company in determining the amounts to be received, if any, by each class of creditors under a plan of reorganization.

DIP Financing

In connection with the Company's Chapter 11 filing, on July 16, 1997, the Company entered into a DIP Financing Agreement with Chase Manhattan Bank providing for a maximum of $50 million of debtor-in-possession ("DIP") financing subject to approval by the Bankruptcy Court. The DIP Financing Agreement is intended to address the Company's immediate working capital needs and to support the Company's operations during its Chapter 11 proceedings. The Company's use of the full DIP Financing Agreement was approved by the Court.

The DIP Financing Agreement provides for borrowings under a revolving credit and a letter of credit facility. Loans under the revolving credit facility bear interest at either the Alternate Base Rate (as defined in the DIP Financing Agreement) plus 1.5% or at the Adjusted LIBOR Rate (as defined in the DIP Financing Agreement) plus 2.75%. Loans under the letter of credit facility bear interest at the Alternate Base Rate plus 1.5%. The terms of the DIP Financing Agreement contain certain restrictive covenants including: limitations on the incurrence of additional guarantees, liens and indebtedness; limitations on the sale of assets and the making of capital expenditures. The DIP Financing Agreement also requires that the Company meet certain minimum earnings before taxes and other expenses as defined through the end of 1998.

Under the DIP Financing Agreement, Chase Manhattan Bank has been given a perfected first priority lien on all property and assets of the Company and its fourteen wholly-owned debtor-in-possession subsidiaries. The banks who are parties to the Pre-Petition Credit Agreement, as well as certain other secured creditors of the Company, have been granted replacement liens on the Company's assets (junior to the lien granted under the DIP Financing Agreement) to adequately protect such creditors' secured claims against the Company prior to its Chapter 11 filing.

The DIP Financing Agreement expires on January 31, 1999, or earlier upon the occurrence of certain events, including confirmation of a plan of reorganization by the Bankruptcy Court, a sale of substantially all of the assets of the Company, or failure by the Company to receive a final order confirming a plan of reorganization.

Sale of Red Ant Subsidiary

On July 23, 1997, the Company and Chase Manhattan amended the DIP Financing Agreement to provide up to $1.25 million of funding for Red Ant and its affiliated entities on a non-bankruptcy basis to facilitate the solicitation of bids from third parties to purchase Alliance's interests in Red Ant. On August 15, 1997, the court approved the sale of 90% of the Company's interest in Red Ant and its affiliates to Cypress Ventures, Inc. an affiliate of Wasserstein Perella & Co. ("CVI"), for aggregate cash consideration of $625,000, a twelve month promissory note in the amount of $425,000 bearing interest at 8% and an additional commitment from CVI to provide new working capital for Red Ant (in the form of mezzanine indebtedness senior in priority to the equity interest holders of Red Ant) up to an amount of approximately $11 million with $3 million to be provided upon consummation of the sale to CVI.

The sale was completed on August 19, 1997. The Company has taken a non-cash charge of $17.9 million related to the write-off of the goodwill and its underlying investment on its Red Ant subsidiary, including $1,050,000 of funding provided under the DIP Financing Agreement.

Indebtedness

As a result of the Filing, substantially all debt (exclusive of the DIP Financing Agreement) outstanding at July 14, 1997, was classified as liabilities subject to settlement. No principal or interest payments are made on any pre-petition debt (excluding interest payments on the Pre-petition Credit Agreement with Chase Manhattan Bank) without Bankruptcy Court approval or until a reorganization plan defining the repayment terms has been approved.

Generally, interest on pre-petition debt ceases accruing upon the filing of a petition under the Bankruptcy Code. However, if debt is collateralized by an interest in property whose value (minus the cost of preserving such property) exceeds the amount of the debt, post-petition interest may be payable. Other than those noted above, no other determinations have yet been made regarding the value of the property interests which collateralize various debts. Although interest may be paid pursuant to an order of the Bankruptcy Court, other than interest on the Pre-petition Credit Agreement, it is uncertain whether any other post-petition interest will be payable or paid. The Company believes at this time that it is unlikely that such interest will be paid. Contractual interest expense not recorded on certain pre-petition debt (11.25% Senior Subordinated Notes due 2005, 6% Exchangeable Notes and other promissory notes) totaled approximately $2.3 million for the two months ended August 31, 1997.

Income Taxes

Based upon current operations of the Company and other factors, an income tax benefit was not recorded for the Company and its fourteen wholly owned subsidiaries which filed under Chapter 11 for the two months ended August 31, 1997. The Company anticipates that pre-tax losses, if any, which may be realized during the fiscal year ending December 31, 1997, will not result in the recording of any additional tax benefit by the Company. Further, any net operating loss carry forwards prior to, and subsequent to the filing date, may be severely reduced by the bankruptcy case.

Reorganization Items

The Company  recorded  the  following  expense and income  items  during the two
months  ended  August  31,  1997,   directly  associated  with  the  Chapter  11
reorganization proceedings and the resulting restructuring of its operations:

                                                          (000's)
                                                      Two Months Ended
                                                      August 31, 1997
                                                      ----------------
Professional fees                                         $4,933

Professional fees represent estimates of expenses incurred, primarily for legal, consulting and accounting services provided to the Company and the creditors committee (which are required to be paid by the Company while in Chapter 11). Interest income represents interest earned on cash invested during the Chapter 11 proceeding.

Closure of Independent National Distribution, Inc.

On September 22,1997, the Company announced plans to close operations of Independent National Distributors, Inc. ("INDI"), the Company's independent distribution subsidiary by the end of first quarter 1998. The Company is presently forming its plan of liquidation and has not determined the amount of the loss to be incurred associated with the closing.

                          ALLIANCE ENTERTAINMENT CORP.
                          Trade Payables and Insurance
                                 August 31,1997


To the best of the Company's knowledge, all post-petition trade payables are current and all insurance policies, including all applicable workers' compensation and disability insurance policies, are fully paid as of August 31, 1997.

                          ALLIANCE ENTERTAINMENT CORP.
                             (Debtor-In-Possession)


Court Reporting Schedules - Tax Payments and Collections
July 14, 1997 - August 31, 1997

Gross Wages Paid                                          $4,950,343.40             Schedule I
Payroll Taxes Withheld                                     1,146,399.76             Schedule II
Payroll Taxes Incurred                                       291,426.11             Schedule III
Gross Taxable Sales                                           63,651.63             Schedule IV
Sales Tax Collected                                            4,627.63             Schedule IV
Payment of Payroll Taxes                                          -                 Schedule V
Payment of Tax Payments                                       32,567,00             Schedule VI


                          ALLIANCE ENTERTAINMENT CORP.
                             (Debtor-In-Possession)
                                                                    Schedule I

Court Reporting Schedules for Payroll Tax Payments and Collections Two week period ended July 25, August 8 and August 22

GROSS WAGES PAID


Two Week Period Ended
      Date                                                                                      Gross Wages
---------------------                                                                         --------------
July 25, 1997                                                                                 $1,711,707.49
August 8, 1997                                                                                 1,699,234.97
August 22, 1997                                                                                1,539,400.94
                                                                                              --------------
Total                                                                                         $4,950,343.40
                                                                                              ==============

                          ALLIANCE ENTERTAINMENT CORP.
                             (Debtor-In-Possession)

                                                                    Schedule II

Court Reporting Schedules for Payroll Tax Payments and Collections Two week periods ended July 25, August 8 and August 22

PAYROLL TAXES WITHHELD

Two Week Period Ended                                                                           Payroll Tax
      Date                               Tax Type                                                 Withheld
---------------------                ------------------                                         -----------
July 25, 1997                        Federal Income Tax                                         $246,425.59
                                     FICA &MEDI w/h                                               98,262.63
                                     State w/h                                                    32,654.92
                                     Local w/h                                                     5,889.66
August 8, 1997                       Federal Income Tax                                          283,828.86
                                     FICA &MEDI w/h                                               91,271.88
                                     State w/h                                                    35,220.96
                                     Local w/h                                                     5,053.60
August 22, 1997                      Federal Income Tax                                          228,495.13
                                     FICA &MEDI w/h                                               87,634.11
                                     State w/h                                                    26,865.75
                                     Local w/h                                                     4,796.67
                                                                                              -------------
                                                             TOTAL                            $1,146,399.76
                                                                                              =============

                          ALLIANCE ENTERTAINMENT CORP.
                             (Debtor-In-Possession)

                                                                   Schedule III

Court Reporting Schedules for Payroll Tax Payments and Collections Two week periods ended July 25, August 8 and August 22

PAYROLL TAXES INCURRED

Two Week Period Ended                Employer Payroll                                               Amount
      Date                           Tax Contributions                                             Incurred
---------------------                ---------------------                                      -----------
July 25, 1997                        FICA & MEDI Expenses                                        $98,262.47
                                     FUTA                                                          1,045.02
                                     Disability/SUI                                                5,021.03
August 8, 1997                       FICA & MEDI Expenses                                         91,271.77
                                     FUTA                                                            755.46
                                     Disability/SUI                                                3,765.88
August 22, 1997                      FICA & MEDI Expenses                                         87,448.79
                                     FUTA                                                            621.86
                                     Disability/SUI                                                3,233.83
                                                                                                -----------
                                                              TOTAL                             $291,426.11
                                                                                                ===========

                          ALLIANCE ENTERTAINMENT CORP.
                             (Debtor-In-Possession)
                                                                   Schedule IV

Schedules of Sales and Meals Tax Collected


July 13, 1997 - August 31,1997


                                                                 Sales Tax            Gross Taxable
Taxing Jurisdiction                                              Collected                Sales
-----------------------------------------
Florida Department of Revenue                                    $1,402.00            $23,380.00
State Board of Equilization - California                          1,979.18             24,331.19
New York Department of Revenue                                    1,059.76             12,829.07
New Jersey Department of Revenue                                     10.74                178.92
State of Michigan - Department of Treasury                          175.95              2,932.45
                                                                 ---------            ----------
                                                                 $4,627.63            $63,651.63
                                                                 =========            ==========

                          ALLIANCE ENTERTAINMENT CORP.
                             (Debtor-In-Possession)

                                                                    Schedule V

Court Reporting Schedules for Payroll Tax Payments and Collections Two week period ended July 25, August 8 and August 22


PAYMENT OF TAXES

Tax Period          Tax Type                 Taxing Jurisdiction               Date Paid    Amount Paid
-----------         --------                 -------------------               ---------    -----------






The Company's payroll is processed by a third party payroll service. Accordingly, at each payroll period the Company transfers funds to the payroll service who in turn makes payments directly to the appropriate taxing jurisdiction on the Company's behalf.

                          ALLIANCE ENTERTAINMENT CORP.
                             (Debtor-In-Possession)

                                                                   Schedule VI

Schedules of Tax Payments

July 13, 1997 - August 31, 1997

           Tax Jurisdiction                          Tax Type                    Amount Paid       Date Paid
--------------------------------------------  ----------------------------     ---------------- -----------------
Florida Department of Revenue                 Florida Sales and Use Tax               $1,402.00  August 20, 1997
State Board of Equilization - California      California Sales and Use Tax             1,165.00  August 20, 1997
State of Delaware - Division of Corporations  Franchise Tax                           30,000.00  August 21, 1997
                                                                                      ---------
                                                                                     $32,567.00
                                                                                     ==========

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK


------------------------------------------------x
In re                                           :
                                                :    Chapter 11
ALLIANCE ENTERTAINMENT CORP., et al,            :    Case No. 97 B 44673
                                                :    through 97 B 44687  (BRL)
                                    Debtors.    :
                                                :    (Jointly Administered)
------------------------------------------------x

                      Verification Under Penalty of Perjury

STATE OF NEW YORK          )
                           )       ss:
COUNTY OF NEW YORK         )

                  Timothy Dahltorp, being duly sworn, deposes and says:

1. I am Executive Vice President, Chief Financial Officer of Alliance Entertainment Corp. The foregoing operating statements of Alliance Entertainment Corp. and subsidiaries were prepared under my direction.

2. The foregoing operating statements are true and correct to the best of my knowledge, information and belief.


                               /s/Timothy Dahltorp
                              --------------------------------
                                    Timothy Dahltorp


Sworn to before me this
1st day of October, 1997


/s/
---------------------------
Notary Public